EXHIBIT 10.23

                             THIRD AMENDMENT TO THE
                           FLAG FINANCIAL CORPORATION
                       1994 DIRECTORS STOCK INCENTIVE PLAN
               (AS AMENDED AND RESTATED AS OF SEPTEMBER 18, 1997)

     THIS THIRD AMENDMENT is made as of January 16, 2001, by FLAG Financial Corporation, a Georgia corporation (the "Company").

     WHEREAS,  the  Company  maintains  the  FLAG  Financial  Corporation  1994
Directors  Stock  Incentive  Plan  (as  amended and restated as of September 18,
1997)  (the  "Plan");  and

     WHEREAS, the Company desires to amend the Plan to increase the number of shares reserved for issuance under the Plan to accommodate grants of options to new members of the Board of Directors.

     NOW, THEREFORE, the Company does hereby amend Article 4 of the Plan, effective as of the date first set forth above, by replacing the number "166,938" with "266,938" with respect to the aggregate number of shares reserved for issuance under the Plan.

     Except as specifically amended hereby, the remaining provisions of the Plan shall remain in full force and effect as prior to the adoption of this Third Amendment.

     IN WITNESS WHEREOF, the Company has caused this Third Amendment to be duly executed under seal on its behalf, effective as of the date first above written.



ATTEST/WITNESS:                    FLAG  FINANCIAL  CORPORATION


By:___________________________          By:_________________________________

Print  Name:__________________          Print  Name:________________________

                                        Print  Title:_______________________

                                        Date:_______________________________


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